Financial instruments and risk management - Foreign exchange risk - Additional information (Detail) - Foreign exchange risk	12 Months Ended
Dec. 31, 2019
Disclosure of detailed information about financial instruments [line items]
Description of hedging strategy	Under normal market conditions, the Group does not consider that active currency hedging of transactions would provide long-term benefits to shareholders. The Group reviews its exposure on a regular basis and will undertake hedging if deemed appropriate. Currency protection measures may be deemed appropriate in specific commercial circumstances. Capital expenditures and other significant financial items such as acquisitions, disposals, tax and dividend cash flows may be hedged subject to strict limits laid down by the board. Refer to section B for details of the cross-currency interest rate swaps, and the currency forward and option contracts used to manage the currency risk exposures
Description of sensitivity analysis	Estimated retranslation effect on financial assets and financial liabilities, including intragroup balances, of a 10% strengthening in the closing exchange rate of the US dollar against significant currencies. 10% is the annual exchange rate movement that management deems to be reasonably probable (on an annual basis over the long run) for one of the Group’s significant currencies and as such provides an appropriate representation. Sensitivities are calculated in the functional currencies of individual Group entities. The impact of these on net earnings and underlying earnings is translated into US dollars at the year-end exchange rates present in note 41. The sensitivity associated with a 10% weakening of a particular currency would be broadly equal and opposite within equity to the figures presented below. The impact is expressed in terms of the effect on net earnings, underlying earnings and equity, assuming that each exchange rate moves in isolation.
Percentage of change in annual foreign exchange rate	10.00%